UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 11, 2004
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                   SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                               80-0025175
          --------                                               ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)

                               91 Hill Avenue NW,
                        Fort Walton Beach, Florida 32548
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (850) 796-0909
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report



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ITEM  5.     OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE.

     On March 11, 2004, Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the "Registrant"), announced that the award of the new contract for the Operations and Maintenance (O&M) of the Gila Bend Auxiliary Airfield (GBAFAF) and the Barry M. Goldwater Range (BMGR), scheduled to start May 1, 2004, has been delayed. In order to prevent a potential loss of services, the Government has given preliminary notice of its intention to extend the subject contract for up to 6 additional months. A Bid Protest has been lodged by one of the competing contractors under the solicitation. The protest has been submitted to the GAO as Bid Protest B- 293582.001 and is awaiting resolution. The GAO has assigned a due date of no later than April 26, 2004 for ruling on the protest. A copy of the press release issued by the Registrant on March 11, 2004 is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 of this Current Report on Form 8-K as if fully set forth herein.

     In December 2002, the board of directors of the Registrant's subsidiary, Spectrum Sciences and Software, Inc. (the "Subsidiary") was authorized to charge corporate expenses of up to approximately $100,000 per month on the personal american express account of Robert Genovese ("Genovese"), a principle debt holder of the Registrant, and further, that the Subsidiary would be responsible to Genovese for other expenses incurred by him in connection with management assistance. As of February 27, 2004, the Subsidiary was indebted to Genovese in the amount of $652,653.47 for these expenses. It is understood by both the Subsidiary and Genovese that this debt is due on demand. On March 8, 2004, Genovese submitted an additional $1,601,850 of invoices to the Registrant relating to the Registrant's business. These expenses are being reviewed in substance by the Registrant's chief financial officer. If they are deemed corporate expenses, such will be due to Genovese on demand.

     In March 2003, the Subsidiary entered into a one year consulting agreement with Endeavor Capital Group LLC ("Endeavor"), in which the Subsidiary agreed to pay Endeavor $4,000 per month for certain consulting services. As of February 27, 2004, $48,000 was owed to Endeavor for these consulting services. It is understood by both the Subsidiary and Endeavor that this debt is due on demand. Additionally, as of February, 27, 2004, Endeavor is owed $161,858.03 under a note  issued  by  the  Registrant.

     In July 2003, the Subsidiary entered into a debt purchase and consolidation agreement pursuant to which the Subsidiary issued a promissory note to BG Capital Group Ltd. ("BGCap") in the amount of $450,000. This note is currently in default. As of February 27, 2004, Registrant owes BGCap a total of $471,090.71 in principal and interest.

     The board of directors has agreed to collateralize the debts owed to Genovese, Endeavor and BGCap with the assets of the Registrant, junior only to those security interests set forth in the Extension and Modification of Loans Agreement by and among Southtrust Bank, Donal R. Myrick, the Subsidiary and the Registrant. To date, no formal security agreements have been entered into by either BGCap, Endeavor or Genovese and the Registrant or the Subsidiary.

     The Registrant does not have sufficient capital to pay its debt holders in the event demands are made.

     As of March 11, 2004, the board of directors approved and adopted a 2004 Non-Statutory Stock Option Plan (the "Plan") and authorized the Registrant's executive officers to prepare and file a registration statement on a Form S-8 for 10,000,000 common stock shares underlying the options. On March 11, 2004, the Registrant entered into a consulting agreement with Genovese, pursuant to which Genovese will be issued options to acquire 9,000,000 shares of the Registrant's common stock at an exercise price equal to the lesser of $1.65 or the fair market value at the time of exercise. These shares will be issued pursuant to the Plan. The Registrant has engaged Genovese to: (a) bring to the Registrant's attention potential or actual opportunities which meet its business objectives or logical extensions thereof; (b) alert the Registrant to new or emerging high potential forms of production and distribution which could either be acquired or developed internally; (c) comment on the Registrant's corporate development including such factors as position in competitive environment, financial performances vs. competition, strategies, operational viability, etc.; (d) identify respective suitable merger or acquisition candidates for the Registrant, perform appropriate diligence investigations with respect thereto, advise the Registrant with respect to the desirability of pursuing such candidates, and assist the Registrant in any negotiations which may ensue therefrom; and (e) other such planning and development services, all as requested and instructed by the Registrant. Payment for such options shall be made by Genovese either by cash or conversion of outstanding debt held by


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Genovese,  Endeavor  or BGCap, or a combination thereof.  The exercise rights of
Genovese is limited such that, unless Genovese gives written notice 75 days in advance to the Registrant of his intention to exceed the Limitation on Conversion as defined below, with respect to all or a specified amount of the option and the corresponding number of the underlying shares, in no instance is Genovese (singularly, together with any Persons who in the determination of Genovese, together with Genovese, constitute a group as defined in Rule 13d-5 of the Exchange Act) be entitled to exercise the option to the extent such exercise would result in Genovese beneficially owning more than five percent (5%) of the outstanding shares of common stock of the Registrant (the "Limitation on Conversion").

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

Exhibit  No.     Document
------------     --------
4.1              2004  Non-Statutory  Stock  Option  Plan

10.1             Promissory  Note  to  BG  Capital  Group  LTD

10.2             Consulting  Agreement  with  Robert  Genovese

99.1             Press  release  of  the  Registrant  issued  on  March 11, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Spectrum  Sciences  &  Software  Holdings  Corp.


                                By:  /s/ William  H.  Ham,  Jr.
                                     ---------------------------
                                     William  H.  Ham,  Jr.
                                     Executive  Vice  President

Date:     March  11,  2004


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